UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2024

UNITY BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38470	26-4726035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

285 East Grand Ave.

South San Francisco, CA 94080

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (650) 416-1192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UBX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 19, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of UNITY Biotechnology, Inc. (the “Company”), after consultation with management, determined that the Company incorrectly classified its warrants (the “Warrants”) that were issued in August 2022 as equity which should have been recorded as liabilities and measured at fair value at each balance sheet date. This classification error has no impact on the Company’s previously reported cash and cash equivalents or marketable securities balances as of September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023, or September 30, 2023, and has no effect on its previously reported cash runway into the third quarter of 2025.

As part of its determination, the Audit Committee concluded that it is appropriate to correct the accounting for the Warrants in the Company’s financial statements for the year ended December 31, 2022 and the interim periods ended September 30, 2022, March 31, 2023, June 30, 2023, and September 30, 2023 (the “Non-Reliance Periods”) included in the associated Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for each of the Non-Reliance Periods, filed with the Securities Exchange Commission (the “SEC”), by restating such audited and unaudited financial information because the errors in the financial statements are material to the financial statements for each of the Non-Reliance Periods. As a result, the audited and unaudited financial statements for each of the Non-Reliance Periods should no longer be relied on. The Company will disclose in its Annual Report on Form 10-K for the year ended December 31, 2023 the restated financial statements for each of the Non-Reliance Periods (“Restatements”). Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s financial restatements and other related financial information covering the Non-Reliance Periods should no longer be relied upon.

The Company is currently in the process of determining the full effect of the non-cash errors in the financial statements for each of the Non-Reliance Periods. The Company preliminarily estimates that the cumulative effect is an understatement of other income and an overstatement of the net loss of $15.5 million for the year ended December 31, 2022, and $2.3 million for the nine-month period ended September 30, 2023; however, such amounts are subject to revision as the Company finalizes its analysis. These errors have no effect on the Company’s previously reported cash and cash equivalents or marketable securities balances or cash runway.

The Company is currently working to complete the filing of its Annual Report on Form 10-K for the year ended December 31, 2023 as soon as practicable, which will include the Restatements.

Management is assessing the effect of these Restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company expects to report at least one material weakness following completion of its analysis of the cause of these Restatements. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As a result of the material weakness or material weaknesses, the Company believes that its internal control over financial reporting was not effective, and its disclosure controls and procedures were not effective for the Non-Reliance Periods.

The Company’s management and the Audit Committee have discussed the matters described in this Item 4.02 with its independent registered public accounting firm, Ernst & Young LLP.

Forward-Looking Statements: This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation, the Company’s plans related to restatement of the financial statements as of and for each of the quarterly and year to date periods ended December 31, 2022, September 30, 2022, March 31, 2023, June 30, 2023, and September 30, 2023, and the Company’s estimates related to the errors included in the financial statements covering the Non-Reliance Periods. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including the outcome of the Company’s completion of the qualification and evaluation of the specific impact of the errors related to accounting treatment of the Warrants in the Company’s financial results and previously issued financial statements, including the possibility of material adjustments thereto, the discovery of additional and unanticipated information during the procedures required to be completed before the Company and is able to file its Annual Report on Form 10-K for the year ended December 31, 2023; and the application of accounting or tax principles in an unanticipated manner. See also additional risk factors set forth in the Company’s periodic filings with the SEC, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in the Company’s Annual Report on Form 10-K filed with the SEC. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BIOTECHNOLOGY, INC.

Date: March 20, 2024	By:	/s/ Anirvan Ghosh
Anirvan Ghosh, Ph.D.
Chief Executive Officer